Exhibit 99.1

Supermicro Announces Fourth Quarter and Full Year Fiscal Year 2022
Financial Results

SAN JOSE, Calif. -- August 9, 2022 (BUSINESS WIRE) -- Super Micro Computer, Inc. (Nasdaq: SMCI), a global leader in high-performance, high-efficiency server and storage technology and green computing, today announced fourth quarter and full-year financial results for fiscal year 2022 ended June 30, 2022.

Fourth Quarter of Fiscal Year 2022 Highlights

•Net sales of $1.64 billion versus $1.36 billion in the third quarter of fiscal year 2022 and $1.07 billion in the same quarter of last year.

•Gross margin of 17.6% versus 15.5% in the third quarter of fiscal year 2022 and 13.6% in the same quarter of last year.

•Net income of $141 million versus $77 million in the third quarter of fiscal year 2022 and $39 million in the same quarter of last year.

•Diluted net income per common share of $2.60 versus $1.43 in the third quarter of fiscal year 2022 and $0.74 in the same quarter of last year.

•Non-GAAP diluted net income per common share of $2.62 versus $1.55 in the third quarter of fiscal year 2022 and $0.81 in the same quarter of last year.

•Cash flow used in operations for the fourth quarter of fiscal year 2022 of $25 million and capital expenditures of $11 million.

Non-GAAP gross margin for the fourth quarter of fiscal year 2022 was 17.6%, which adds back stock-based compensation expense of $0.5 million. Non-GAAP diluted net income per common share for the fourth quarter of fiscal year 2022 was $2.62, which adds back stock-based compensation expense of $8.9 million and other expenses of $0.2 million, net of the related tax effects.

As of June 30, 2022, total cash and cash equivalents was $267.4 million and bank debt was $596.8 million.

“The Supermicro team has attained yet another milestone by achieving $5.2 billion in annual revenue,” said Charles Liang, Chairman and CEO. “The ramp up of recent design wins and top tier customers adopting our plug and play ("PNP") rack-scale solutions have given us momentum going into fiscal year 2023. We are well on our way to becoming the leading global supplier of rack-scale Total IT Solutions, powering the world’s digital transformation across diverse applications in key market segments including AI, enterprise, cloud, edge/telco and others.”

Fiscal Year 2022 Summary
Net sales for the fiscal year ended June 30, 2022, were $5.20 billion versus $3.56 billion for the fiscal year ended June 30, 2021. Net income for fiscal year 2022 was $285 million, or $5.32 per diluted share, versus $112 million, or $2.09 per diluted share, for fiscal year 2021. Non-GAAP net income for the fiscal year 2022 was $311 million, or $5.65 per diluted share, versus $136 million, or $2.48 per diluted share, for fiscal year 2021. Non-GAAP net income for the fiscal year 2022 adds back stock-based compensation expense of $32.8 million, litigation expenses of $4.4 million, $2.0 million of litigation settlement costs, and $0.5 million of special performance bonuses, net of the related tax effects.

Business Outlook and Management Commentary
For the first quarter of fiscal year 2023 ending September 30, 2022, the Company expects net sales of $1.52 billion to $1.62 billion, GAAP net income per diluted share of $2.01 to $2.27 and non-GAAP net income per diluted share of $2.07 to $2.32. The Company’s projections for GAAP and non-GAAP net income per diluted share assume a tax rate of approximately 19.4% and 20.3%, respectively, and a fully diluted share count of 54.8 million shares for GAAP and fully diluted share count of 56.2 million shares for non-GAAP. The outlook for Q1 of fiscal year 2023 GAAP net income per diluted share includes approximately $8.6 million in expected stock-based compensation expense and $0.5 million in other expenses, net of related tax effects that are excluded from non-GAAP net income per diluted share.

For fiscal year 2023 ending June 30, 2023, the Company expects net sales of $6.2 billion to $7.0 billion, GAAP net income per diluted share of at least $7.27 and non-GAAP net income per diluted share of at least $7.50. The Company’s projections for GAAP and non-GAAP net income per diluted share assume a tax rate of approximately 20.3% and 21.1%, respectively, and a fully diluted share count of 55.6 million shares for GAAP and fully diluted share count of 57.0 million shares for non-GAAP. The outlook for fiscal year 2023 GAAP net income per diluted share includes approximately $35.4 million in expected stock-based compensation expense and other expenses, net of related tax effects that are excluded from non-GAAP net income per diluted share.

Conference Call and Webcast Information
Supermicro will hold a public webcast at 2:00 p.m. PDT today to discuss the results for its fourth quarter and full-year fiscal 2022 financial results. Those wishing to access the live webcast may use the following link:
https://events.q4inc.com/attendee/361336377

The conference call can be accessed by registering online at:
https://conferencingportals.com/event/fIceWmPv

After registering, a confirmation will be sent through email, including dial-in details and unique conference call codes for entry. Registration is open during the live call, but to ensure connectivity for the full call, it is recommended that participants register a day in advance and dial-in for the call at least 10 minutes before the start of the call.

A replay of the webcast will be available shortly after the call on the Company’s investor relations website (https://ir.supermicro.com) and will remain accessible for one year.

Cautionary Statement Regarding Forward-Looking Statements
Statements contained in this press release that are not historical fact may be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements may relate to, among other things, the first quarter of fiscal year 2023 and full fiscal year 2023 guidance, the Company's long-term growth targets, momentum going into fiscal year 2023, the ability to become the leading global supplier of rack-scale Total IT Solutions, and the ability to execute on the Company's strategy during the global COVID-19 pandemic. Such forward-looking statements do not constitute guarantees of future performance and are subject to a variety of risks and uncertainties that could cause our actual results to differ materially from those anticipated, including: (i) the global COVID-19 pandemic continues to present significant uncertainties for all parts of our business including our supply chain, our production operations and customer demand, (ii) our quarterly operating results may fluctuate, which could cause rapid declines in our stock price, (iii) as we increasingly target larger customers and larger sales opportunities, our customer base may become more concentrated, our cost of sales may increase, our margins may be lower and our sales may be less predictable, (iv) if we fail to meet publicly announced financial guidance or other expectations about our business, our stock could decline in value, (v) the average sales prices for our server solutions could decline if customers do not continue to purchase our latest generation products or additional components, and (vi) adverse economic conditions may harm our business. Additional factors that could cause actual results to differ materially from those projected or suggested in any forward-looking statements are contained in our filings with the Securities and Exchange Commission, including those factors discussed under the caption "Risk Factors" in such filings, particularly in our Annual Report on Form 10-K for our fiscal year ended June 30, 2021 and quarterly reports on Form 10-Q filed thereafter.

Use of Non-GAAP Financial Measures
Non-GAAP gross margin discussed in this press release adds back stock-based compensation expenses and other expenses. Non-GAAP diluted net income per common share discussed in this press release adds back stock-based compensation expenses, special performance bonuses, litigation and controls remediation expenses, litigation settlement costs and other expenses, and excludes a credit from an executive SEC settlement, which are all adjusted for the related tax effects of the applicable items. Management presents non-GAAP financial measures because it considers them to be important supplemental measures of performance. Management uses the non-GAAP financial measures for planning purposes, including analysis of the Company's performance against prior periods, the preparation of operating budgets and to determine appropriate levels of operating and capital investments. Management also believes that the non-GAAP financial measures provide additional insight for analysts and investors in evaluating the Company's financial and operational performance. However, these non-GAAP financial measures have limitations as an analytical tool and are not intended to be an alternative to financial measures prepared in accordance with GAAP. A reconciliation of gross margin to non-GAAP gross margin and from diluted net income per common share to non-GAAP diluted net income per common share is included in the tables below.

About Super Micro Computer, Inc.
Supermicro (NASDAQ: SMCI) is a global leader in Application-Optimized Total IT Solutions. Founded and operating in San Jose, California, Supermicro is committed to delivering first to market innovation for Enterprise, Cloud, AI and 5G Telco/Edge IT Infrastructure. We are transforming to being a Total IT Solutions provider with server, AI, storage, IoT and switch systems, software and services while continuing to deliver advanced high-volume motherboard, power and chassis products. The products are designed and manufactured in-house (in US, Taiwan and Netherlands) leveraging global operations for scale and efficiency and optimized to improve TCO and reduce environmental impact (Green Computing). The award-winning portfolio of Server Building Block Solutions® allows customers to optimize for their exact workload and application by selecting from a broad family of systems built from our flexible and reusable building blocks that support a comprehensive set of form factors, processors, memory, GPUs, storage, networking, power and cooling solutions (air conditioned, free air cooling or liquid cooling).
Supermicro, Server Building Block Solutions, and We Keep IT Green are trademarks and/or registered trademarks of Super Micro Computer, Inc.

Investor Relations Contact:
Nicole Noutsios

email: ir@supermicro.com

SUPER MICRO COMPUTER, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands)
 (unaudited)

	June 30,	June 30,
	2022	2021
ASSETS
Current assets:
Cash and cash equivalents	$267,397	$232,266
Accounts receivable, net of allowances	834,513	463,834
Inventories	1,545,606	1,040,964
Prepaid expenses and other current assets	158,799	130,195
Total current assets	2,806,315	1,867,259
Investment in equity investee	5,329	4,578
Property, plant and equipment, net	285,972	274,713
Deferred income taxes, net	69,929	63,288
Other assets	37,532	32,126
Total assets	$3,205,077	$2,241,964
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$655,403	$612,336
Accrued liabilities	212,419	178,850
Income taxes payable	41,743	12,741
Short-term debt	449,146	63,490
Deferred revenue	111,313	101,479
Total current liabilities	1,470,024	968,896
Deferred revenue, non-current	122,548	100,838
Long-term debt	147,618	34,700
Other long-term liabilities	39,140	41,132
Total liabilities	1,779,330	1,145,566
Stockholders’ equity:
Common stock and additional paid in capital	481,741	438,012
Accumulated other comprehensive income	911	453
Retained earnings	942,923	657,760
Total Super Micro Computer, Inc. stockholders’ equity	1,425,575	1,096,225
Noncontrolling interest	172	173
Total stockholders’ equity	1,425,747	1,096,398
Total liabilities and stockholders’ equity	$3,205,077	$2,241,964

SUPER MICRO COMPUTER, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except share and per share amounts)
 (unaudited)

	Three Months Ended June 30,		Years Ended June 30,
	2022	2021	2022	2021
Net sales	$1,635,460	$1,068,985	$5,196,099	$3,557,422
Cost of sales	1,348,116	923,474	4,396,098	3,022,884
Gross profit	287,344	145,511	800,001	534,538
Operating expenses:
Research and development	70,790	58,930	272,273	224,369
Sales and marketing	24,186	22,825	90,126	85,683
General and administrative	27,155	24,675	102,435	100,539
Total operating expenses	122,131	106,430	464,834	410,591
Income from operations	165,213	39,081	335,167	123,947
Other income (expense), net	3,973	(1,471)	8,079	(2,834)
Interest expense	(2,928)	(635)	(6,413)	(2,485)
Income before income tax	166,258	36,975	336,833	118,628
Income tax (provision) benefit	(25,760)	1,605	(52,876)	(6,936)
Share of income from equity investee, net of taxes	324	582	1,206	173
Net income	$140,822	$39,162	$285,163	$111,865
Net income per common share:
Basic	$2.70	$0.78	$5.54	$2.19
Diluted	$2.60	$0.74	$5.32	$2.09
Weighted-average shares used in calculation of net income per common share:
Basic	52,111	50,230	51,478	51,157
Diluted	54,260	52,782	53,615	53,507

Stock-based compensation is included in the following cost and expense categories by period (in thousands):

	Three Months Ended June 30,		Years Ended June 30,
	2022	2021	2022	2021
Cost of sales	$498	$450	$1,876	$1,762
Research and development	4,447	3,661	16,571	14,030
Sales and marketing	541	505	2,058	2,022
General and administrative	3,398	2,816	12,311	10,735
Stock-based compensation expense	$8,884	$7,432	$32,816	$28,549

SUPER MICRO COMPUTER, INC.
SELECTED CASH FLOW INFORMATION
(in thousands)
 (unaudited)

	Years Ended June 30,
	2022	2021
Net cash (used in) provided by operating activities	$(440,801)	$122,955
Net cash used in investing activities	(46,282)	(58,016)
Net cash provided by (used in) financing activities	522,871	(44,440)
Effect of exchange rate fluctuations on cash	(678)	560
Net change in cash, cash equivalents and restricted cash	35,110	21,059
Cash, cash equivalents and restricted cash at the beginning of the year	233,449	212,390
Cash, cash equivalents and restricted cash at the end of the year	$268,559	$233,449

SUPER MICRO COMPUTER, INC.
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
(in thousands, except per share amounts)
 (unaudited)

	Three Months Ended June 30,		Twelve Months Ended June 30,
	2022	2021	2022	2021
GAAP GROSS PROFIT	$287,344	$145,511	$800,001	$534,538
Stock-based compensation	498	450	1,876	1,762
Other expenses	—	—	295	20
NON-GAAP GROSS PROFIT	$287,842	$145,961	$802,172	$536,320

GAAP GROSS MARGIN	17.6%	13.6%	15.4%	15.0%
Stock-based compensation	0.0%	0.1%	0.0%	0.1%
Other expenses	—	—	0.0%	0.0%
NON-GAAP GROSS MARGIN	17.6%	13.7%	15.4%	15.1%

GAAP OPERATING EXPENSES	$122,131	$106,430	$464,834	$410,591
Stock-based compensation	(8,386)	(6,982)	(30,940)	(26,787)
Executive SEC settlement	—	—	—	2,122
Litigation settlement costs	—	—	(2,000)	—
Special performance bonuses	—	(672)	(158)	(5,801)
Other expenses	—	—	—	(221)
Litigation and controls remediation expense	(234)	163	(4,367)	(1,076)
NON-GAAP OPERATING EXPENSES	$113,511	$98,939	$427,369	$378,828

GAAP INCOME FROM OPERATIONS	$165,213	$39,081	$335,167	$123,947
Stock-based compensation	8,884	7,432	32,816	28,549
Executive SEC settlement	—	—	—	(2,122)
Litigation settlement costs	—	—	2,000	—
Special performance bonuses	—	672	453	5,801
Other expenses	—	—	—	241
Litigation and controls remediation expenses	234	(163)	4,367	1,076
NON-GAAP INCOME FROM OPERATIONS	$174,331	$47,022	$374,803	$157,492

GAAP OPERATING MARGIN	10.1%	3.7%	6.5%	3.5%
Stock-based compensation	0.6%	0.7%	0.6%	0.8%
Executive SEC settlement	—%	—%	—%	(0.1)%
Litigation settlement costs	—%	—%	0.0%	—%
Special performance bonuses	—%	0.0%	0.0%	0.2%
Other expenses	—%	—%	—%	0.0%
Litigation and controls remediation expenses	0.0%	0.0%	0.1%	0.0%
NON-GAAP OPERATING MARGIN	10.7%	4.4%	7.2%	4.4%

GAAP TAX EXPENSE (BENEFIT)	$25,760	$(1,605)	$52,876	$6,936
Adjustments to tax provision	4,137	3,373	13,721	9,006
NON-GAAP TAX EXPENSE	$29,897	$1,768	$66,597	$15,942

SUPER MICRO COMPUTER, INC.
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
(in thousands, except per share amounts)
 (unaudited)

	Three Months Ended June 30,		Twelve Months Ended June 30,
	2022	2021	2022	2021
GAAP NET INCOME	$140,822	$39,162	$285,163	$111,865
Stock-based compensation	8,884	7,432	32,816	28,549
Executive SEC settlement	—	—	—	(2,122)
Special performance bonuses	—	672	453	5,801
Litigation settlement costs	—	—	2,000	—
Other expenses	—	—	—	241
Litigation and controls remediation expenses	234	(163)	4,367	1,076
Adjustments to tax provision	(4,137)	(3,373)	(13,721)	(9,006)
NON-GAAP NET INCOME	$145,803	$43,730	$311,078	$136,404

GAAP NET INCOME PER COMMON SHARE – BASIC	$2.70	$0.78	$5.54	$2.19
Impact of NON-GAAP adjustments	0.10	0.09	0.50	0.48
NON-GAAP NET INCOME PER COMMON SHARE – BASIC	$2.80	$0.87	$6.04	$2.67

GAAP NET INCOME PER COMMON SHARE – DILUTED	$2.60	$0.74	$5.32	$2.09
Impact of NON-GAAP adjustments	0.02	0.07	0.33	0.39
NON-GAAP NET INCOME PER COMMON SHARE – DILUTED	$2.62	$0.81	$5.65	$2.48

WEIGHTED-AVERAGE SHARES USED IN COMPUTING NET INCOME PER COMMON SHARE

BASIC – GAAP	52,111	50,230	51,478	51,157
BASIC – NON-GAAP	52,111	50,230	51,478	51,157

DILUTED – GAAP	54,260	52,782	53,615	53,507
DILUTED – NON-GAAP	55,611	54,082	55,025	54,910